Mining Rights	12 Months Ended
Dec. 31, 2020
Mining Rights
Mining Rights
	Fomicruz Agreement	Minera Aquiline Argentina	Total
	$’000	$’000	$’000
Balance – January 1, 2019	$3,288	$13,187	$16,475
Amortization	(100)	-	(100)
Exchange differences	-	622	622
Balance - December 31, 2019	$3,188	$13,809	$16,997
Amortization	(100)	-	(100)
Exchange differences	-	298	298
Balance - December 31, 2020	$3,088	$14,107	$17,195

Fomicruz Agreement

On October 14, 2011, Patagonia Gold, PGSA and Fomicruz entered into a definitive strategic partnership agreement in the form of a shareholders’ agreement (“Fomicruz Agreement”) to govern the affairs of PGSA and the relationship between the Company, PGSA and Fomicruz. Pursuant to the Fomicruz Agreement, Fomicruz contributed to PGSA the rights to explore and mine Fomicruz’s mining properties in Santa Cruz Province in exchange for a 10% equity interest in PGSA. The Fomicruz Agreement establishes the terms and conditions of the strategic partnership for the future development of certain PGSA mining properties in the Santa Cruz. The Company will fund 100% of all exploration expenditures on the PGSA properties to the pre-feasibility stage, with no dilution to Fomicruz. After feasibility stage is reached, Fomicruz is obliged to pay its 10% share of the funding incurred thereafter on the PGSA properties, plus annual interest at LIBOR +1% to the Company. Such debt and interest payments will be guaranteed by an assignment by Fomicruz of 50% of the future dividends otherwise payable to Fomicruz on its shares. The Company will manage the exploration and potential future development of the PGSA properties.

The mining rights acquired have been measured by reference to the estimated fair value of the equity interest given to Fomicruz. Management has estimated the fair value of the 10% interest in PGSA acquired by Fomicruz, on or about October 14, 2011 at $4 million. In determining this fair value estimate, management considered many factors including the net assets of PGSA and the illiquidity of the 10% interest. This amount has been recorded as an increase in the equity of PGSA and as a mining right asset. In these financial statements, the increase in equity in PGSA has been recorded as non-controlling interest. The initial share of net assets of PGSA ascribed to the non-controlling interest amounted to $4 million.

Effective January 1, 2020, the Company’s former subsidiary Cerro Cazador S.A merged with PGSA and as a result, Formicruz has a 4.7% interest in the newly merged entity.

Minera Aquiline Argentina Agreement

On January 31, 2018, Patagonia, through a wholly owned subsidiary (Patagonia Gold Canada Inc. “PGCAD”), acquired the Calcatreu gold asset in Rio Negro, Argentina, by way of acquiring 100% of the shares of Minera Aquiline Argentina S.A. (“MASA”), a subsidiary of Pan American Silver Corporation. Total consideration for the acquisition amounted to $15 million. PGCAD has made the initial payment of $5 million on January 31, 2018 and the final payment of $10 million on legal completion on May 18, 2018.

This transaction was accounted for as an asset acquisition and the purchase consideration was allocated to Mining Rights at $14.6 million and other net assets at $0.4 million. These mining rights will be amortized on a unit-of-production method over the estimated period of economically recoverable resources once the project reaches the commercial production phase.